                    United Wisconsin Services, Inc. & Subsidiaries
                       Federal Income Tax Allocation Agreement
                       For the Period Starting October 1, 1994


This Consolidated Federal Income Tax Allocation Agreement is entered into this 3rd day of January, 1995 to be effective for the taxable periods starting October 1, 1994 between United Wisconsin Services, Inc. (UWSI), United Wisconsin Insurance Company (UWIC), United Wisconsin Proservices, Inc. (UWPS), Compcare Health Services Insurance Corporation (CHSIC), Meridian Managed Care, Inc.
(MMC), Meridian Resource Corporation (MR), Valley Health Plan, Inc. (VHP), United Wisconsin Capital Corporation (UWCC), Your Healthcare Plan, Inc. (YHP), HMO of Wisconsin Insurance Corporation (HMOW), HMO-W, Inc. (HMOW-W), and Hometown Insurance Services, Inc. (HTWN).

Now, therefore, in consideration of their mutual promise and other good and valuable consideration, UWSI and each of the above mentioned corporations on its own behalf agrees to the attached Federal Tax Allocation Agreement dated January 3, 1995.

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In witness whereof, the parties hereto have executed this amendment as of the day and year first above written.
                              United Wisconsin Insurance Company


                              By:/s/ C. Edward Mordy
                                 --------------------------------
                                 C. Edward Mordy
                                 Vice President


                              By:/s/ Gail L. Hanson
                                 --------------------------------
                                 Gail L. Hanson
                                 Treasurer



                              United Wisconsin Proservices, Inc.


                              By:/s/ C. Edward Mordy
                                 --------------------------------
                                 C. Edward Mordy
                                 Vice President


                              By:/s/ Gail L. Hanson
                                 --------------------------------
                                 Gail L. Hanson
                                 Treasurer

                              United Wisconsin Services, Inc.


                              By:/s/ C. Edward Mordy
                                 --------------------------------
                                 C. Edward Mordy
                                 Vice President


                              By:/s/ Gail L. Hanson
                                 --------------------------------
                                 Gail L. Hanson
                                 Treasurer


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                              Compcare Health Services Insurance Corporation


                              By:/s/ C. Edward Mordy
                                 --------------------------------
                                 C. Edward Mordy
                                 Vice President

                              By:/s/ Gail L. Hanson
                                 --------------------------------
                                 Gail L. Hanson
                                 Treasurer



                              Meridian Managed Care, Inc.


                              By:/s/ C. Edward Mordy
                                 --------------------------------
                                 C. Edward Mordy
                                 Vice President


                              By:/s/ Gail L. Hanson
                                 --------------------------------
                                 Gail L. Hanson
                                 Treasurer



                              Meridian Resource Corporation


                              By:/s/ C. Edward Mordy
                                 --------------------------------
                                 C. Edward Mordy
                                 Vice President


                              By:/s/ Gail L. Hanson
                                 --------------------------------
                                 Gail L. Hanson
                                 Treasurer


                              Valley Health Plan, Inc.


                              By:/s/ C. Edward Mordy
                                 --------------------------------
                                 C. Edward Mordy
                                 Vice President


                              By:/s/ Gail L. Hanson
                                 --------------------------------
                                 Gail L. Hanson
                                 Treasurer

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                              United Wisconsin Capital Corporation


                              By:/s/ C. Edward Mordy
                                 --------------------------------
                                 C. Edward Mordy
                                 Vice President


                              By:/s/ Gail L. Hanson
                                 --------------------------------
                                 Gail L. Hanson
                                 Treasurer



                              Your Healthcare Plan, Inc.


                              By:/s/ C. Edward Mordy
                                 --------------------------------
                                 C. Edward Mordy
                                 Vice President


                              By:/s/ Gail L. Hanson
                                 --------------------------------
                                 Gail L. Hanson
                                 Treasurer


                              HMO of Wisconsin Insurance Corporation


                              By:/s/ C. Edward Mordy
                                 --------------------------------
                                 C. Edward Mordy
                                 Vice President


                              By:/s/ Gail L. Hanson
                                 --------------------------------
                                 Gail L. Hanson
                                 Treasurer

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                              HMOW-W, Inc.


                              By:/s/ C. Edward Mordy
                                 --------------------------------
                                 C. Edward Mordy
                                 Vice President


                              By:/s/ Gail L. Hanson
                                 --------------------------------
                                 Gail L. Hanson
                                 Treasurer



                              Hometown Insurance Services, Inc.


                              By:/s/ Devon Barrix
                                 --------------------------------
                                 Devon Barrix
                                 CEO


                              By:/s/ David Beckman
                                 --------------------------------
                                 David Beckman
                                 Treasurer

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Exhibit I

                                   January 3, 1995

                 Federal Tax Allocation Agreement for the UWSI Group

                              Effective October 1, 1994


The steps required to determine the federal tax or benefit allocated to each member are as follows:

1. Determine each member's ordinary taxable income and net capital gain for the year (before NOL carryforwards).

     A member with ordinary income and/or net capital gain is charged a tax expense equal to 35% of these amounts.

2. Determine each member's current year net capital loss and current year ordinary loss. If a member's current year losses are used in the consolidated return, the member receives a 35% tax benefit for the use of its current year capital losses and a 35% benefit for the use of its current year ordinary losses.

3. Determine each member's net operating loss (NOL) and capital loss carryforwards that can be utilized in the consolidated tax return. Carryforwards can be utilized in the order of taxable year in which such losses are sustained beginning with the taxable year which ends earliest and applying all losses from taxable years ending on the same date on a pro rata


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     basis.  The Separate Return Limitation Year (SRLY) rules also apply in determining whether a loss carryover can be utilized.

     Each member receives a 35% tax benefit if its NOL carryover is used to offset ordinary income. If a capital loss and/or NOL carryover is used to offset current year consolidated capital gain, the member also receives a 35% tax benefit.

4. If a member's ITC credit carryover is utilized in the consolidated tax return, the member receives a tax benefit equal to 100% of the ITC utilized.

5. A member will receive a benefit for 100% of the alternative minimum tax credit attributable to that member that's utilized in the consolidated return. the amount of alternative minimum tax credit of a member utilized in any year is determined in accordance with the rules provided in Proposed Treasury Regulation 1.1502-55(h).

     The amount of the credit attributed to a member for any year is determined in accordance with the rules provided in Proposed Treasury Regulation 1.1502-55(h).

6.   A member is charged 100% of its ITC recapture for the year.

7. The consolidated environmental tax is allocated to a member in accordance with the following formula:

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     Member's modified alternative minimum taxable income (1)
     Less:  $2,000,000 divided by the number of members in the group

                                      x .0012 =

          Member's portion of consolidated environmental tax

     Note that a member with negative modified alternative minimum taxable income will be allocated a tax benefit with respect to the environmental tax.

8. A member is allocated alternative minimum tax equal to the alt min credit that's attributed to that member for the year. (See point 5.)

9. Each member's tax charges and tax benefits are totalled resulting in the tax allocation to that member for that period.


------------------
(1)  As defined in Section 59A(b) of the IRC.

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